Exhibit 10.56

September 30, 2016

ROS Acquisition Offshore LP

Attn:  Neil Gray

C/O Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman KY 1-9005

Cayman Islands

OrbiMed Advisors LLC

Attn:  Matthew Rizzo

601 Lexington Avenue, 54th Floor New

York, NY 10022

Phone:  212.739.6400

Fax: 212.739.6444

Email: RizzoM@OrbiMed.com

RE:Waivers under Credit Agreement

Ladies and Gentlemen:

Reference is made in this letter agreement (this “Letter Agreement”) to that certain Credit Agreement (as amended from time to time, the “Credit Agreement”), dated as of March 12, 2014, by and between Unilife Medical Solutions, Inc. (the “Borrower”), a Delaware corporation and a subsidiary of Unilife Corporation (“Holdings”), and ROS Acquisition Offshore LP, a Cayman Islands exempted limited partnership (the “Lender”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Sections 7.1(c) and 7.1(d) of the Credit Agreement, the Borrower agreed to furnish the Lender audited financial statements of Holdings, together with certain other information, as soon as available and in any event within 90 days after the end of each Fiscal Year. Because such information will not be available until after the requisite 90 days, pursuant to the request of the Borrower and subject to the terms and conditions set forth herein, the Lender, by its execution of  this  Letter Agreement,  hereby  waives  (a)  the requirement that the Borrower furnish information required under Section 7.1(c) and 7.1(d) of the Credit Agreement within 90 days after the end of the 2016 Fiscal Year, provided that the Borrower furnishes such information by the earlier of (i) November 7, 2016, and (ii) five business days of when Holdings files its Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “Securities Filing”) with the U.S. Securities and Exchange Commission, and  (b)  any  Event of Default  that  has occurred  or  would  occur  under  Section  9.1(c), solely as a result  of thereof.

Pursuant  to Section 7.1(m)  of  the  Credit  Agreement, the  Borrower agreed to furnish notice as soon as practicable and in any event within five Business Days after (i) the Borrower enters into a new Material Agreement; and (ii) an existing Material Agreement is amended or terminated. As Borrower may not have provided such notice within the timeframe set forth in Section 7.1(m), pursuant to the request of the Borrower and subject to  the  terms  and conditions set forth herein, the Lender, by its execution of this  Letter Agreement,  hereby waives any Event of Default that has occurred, if any , under Section 9.1(c)  as  a result thereof through the date of this Letter Agreement, but only to the extent that that Borrower has provided any such notices to the Lender prior to the date hereof.

The Borrower hereby represents and warrants to the Lender that with respect to the (i) Securities Purchase Agreement dated as of February 22, 2016 (the “SPA”), by and among Holdings, the Borrower and Amgen, Inc. (“Amgen”) and (ii) 6% Senior Secured Convertible Note Due 2023, dated as of February 22, 2016, issued by Holdings and Borrower to Amgen  (the “Note”), Amgen agreed to waive any and all rights whatsoever that Amgen has or may  have to declare an “Event of Default” under the Note as a result of Holdings failure to timely file the Securities Filing and Holdings’ Form 10-Q for the quarter ended March 31, 2016 (the “March 10-Q and together with the Securities Filing, the “Securities Filings”) and that the filing of the Securities Filings within the time frame required herein shall cure any breach of   Section 6.3 of the SPA as a result of Holdings failure to timely file the Securities Filings. In reliance on such representations and warranties, and only to the extent such representations and warranties are true and correct, Lender hereby waives any Event of Default under Section 9.1(f) of the Credit Agreement that may have occurred as a result of any breach of Section 6.3 of the SPA, solely due to the delayed Securities Filings.

TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS LETTER AGREEMENT, THE BORROWER, ON BEHALF OF ITSELF AND EACH CREDIT OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OR THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)RELEASES AND DISCHARGES THE LENDER, ROS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

The waivers set forth herein are  limited to  the  extent  specifically  set  forth  above and shall in no way serve to waive (x) compliance  with Sections  7.1(c), 7.1(d) or 7.1(m) of  the Credit Agreement  for any other period or (y) any other terms, covenants  or provisions of the Credit Agreement or any other Loan Document,  or  any  obligations  of  the  Borrower, other than as expressly set  forth  above.  Nothing in  this  letter  shall  be construed to  imply any willingness on the part of the Lender to agree to or grant any  similar  or  future  amendment, consent  or waiver  of any of the terms and conditions  of the  Credit  Agreement  or  the  other Loan Documents.

This Letter Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Please countersign this letter agreement below to confirm your acknowledgment and agreement with the terms of this letter agreement.

Very yours truly,

UNILIFE MEDICAL SOLUTIONS, Inc., as Borrower

By:	/s/ John Ryan
Name:	John Ryan
Title:	President and Chief Executive Officer

CONFIRMED AND AGREED TO:

ROS ACQUISITION OFFSHORE LP, as the Lender
By OrbiMed Advisors LLC, its investment manager

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

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